UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2018

Cal-Maine Foods, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-04892	64-0500378
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3320 Woodrow Wilson Avenue, Jackson, Mississippi		39207
(Address of principal executive offices)		(Zip Code)

(601) 948-6813
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.     Material Agreement
In connection with certain proposed transactions (“Proposed Transactions”), on June 4, 2018, the Board of Directors of Cal-Maine Foods, Inc. (the “Company”) authorized the Company to enter into an Agreement Regarding Common Stock (“Agreement Regarding Common Stock”) with members of the immediate family of Fred R. Adams, Jr. (“Mr. Adams”), the Company’s founder and Chairman Emeritus. Such persons have certain relationships with each other and with the Company as described in the Company’s Preliminary Proxy Statement filed with the SEC under cover of Schedule 14A on June 5, 2018 (“Preliminary Proxy Statement”), which is incorporated by reference herein. The Preliminary Proxy Statement includes a description of the Proposed Transactions, including the Agreement Regarding Common Stock and related matters, which is incorporated by reference herein. This description is subject to the terms and conditions set forth in the full Agreement Regarding Common Stock, including a Registration Rights Exhibit, a copy of which is attached hereto as Exhibit 10.1 and incorporated by reference herein.
Item 5.01    Changes in Control of Registrant.
The Proposed Transactions, if completed as contemplated, will result in a change in control of the Company.
The Company previously filed a Form 8-K dated as of November 7, 2011 to disclose a change in control from Mr. Adams to Mrs. Adams and Mr. Baker, acting jointly, as a result of the conservatorship established to manage Mr. Adams’ affairs, as a result of the impairment due to Mr. Adams’ health related to a previously disclosed stroke. This Current Report on Form 8-K updates such information with respect to the Proposed Transactions.
As described in the Preliminary Proxy Statement, Mrs. Adams and Mr. Baker (individually, as co-conservator of the Conservatorship of Mr. Adams), and certain other family members, entered into an Amended and Restated Memorandum of Understanding (“MOU”). The MOU became effective on June 4, 2018 upon the satisfaction of all conditions set forth in the MOU. A copy of the MOU was attached as an exhibit on a Schedule 13D/A dated June 5, 2018 filed by Mr. Adams, Mrs. Adams and Mr. Baker, which is incorporated by reference herein. Pursuant to the Proposed Transactions set forth in the MOU, following the death of Mr. Adams, there will be a change in control of the Company from Mrs. Adams and Mr. Baker, acting jointly, to Mr. Baker, as described in the Preliminary Proxy Statement. The Company will remain, however, a “controlled company” under the NASDAQ rules because immediate family members of Mr. Adams will continue to beneficially own more than 50 percent of the voting power of the Company’s stock.
The consideration for this change in control consists of the arrangements and agreements set forth in the MOU as described in the Preliminary Proxy Statement. There are no other arrangements or agreements, known to the Company, including any pledge by any person of securities of the Company, the operation of which may at a subsequent date result in a further change in control of the Company. The information required by Item 403(c) of Regulation S-K is hereby incorporated from the Preliminary Proxy Statement.
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
The Proposed Transactions include an amendment and restatement of the Company’s Restated Certificate of Incorporation, as amended, will, among other things, permit Adams and his immediate family members to hold the Company’s Class A Common Stock indirectly through common estate planning vehicles, but will not change or expand the group or class of individuals who may beneficially own Class A Common Stock, with ten votes per share, under the current Restated Certificate of Incorporation. The Proposed Transactions are further described in the Preliminary Proxy Statement, incorporated by reference herein. Appendix A to the Company’s Preliminary Proxy Statement includes the form of the proposed Second Amended and Restated Certificate of Incorporation (“Restated Charter”), which is incorporated by reference herein as Exhibit 3.1. Upon approval by stockholders and effectiveness of such Restated Charter, the Company will make a further Form 8-K filing to disclose stockholder approval and the filing and effectiveness of the Restated Charter.

Item 8.01.        Other Events

The Board of Directors approved the Restated Charter to facilitate estate planning for Mr. Adams.

The Preliminary Proxy Statement describes the Restated Charter along with the Proposed Transactions relating to estate planning for Mr. Adams, as well as the background relating to these matters.

The proposed Restated Charter will, among other things, permit Mr. Adams and his immediate family members to hold the Company’s Class A Common Stock indirectly through common estate planning vehicles, but will not change or expand the group or class of individuals who may beneficially own Class A Common Stock, with ten votes per share, under the current Restated Certificate of Incorporation.

As described in the Preliminary Proxy Statement, the Board of Directors established a Special Committee made up of the disinterested and independent directors to review, evaluate and negotiate the proposed Restated Charter and related transactions.  Following the negotiation of changes, including several benefits and protections to the Company and its shareholders as described in the Preliminary Proxy Statement, the Special Committee approved, and recommended that the Board approve, the Restated Charter and related transactions.

The Board has directed that the Restated Charter and related transactions be submitted to shareholders for consideration at a special meeting of shareholders. The date of the special meeting will be set after clearance of the Preliminary Proxy Statement by the SEC.  The Company expects to hold the special meeting as soon as practicable after the Definitive Proxy Statement is available.

IMPORTANT INFORMATION: This communication is not a solicitation of a proxy from any Company shareholders. Additional information relating to the foregoing proposals to be submitted to Company shareholders is included in the Company’s Preliminary Proxy Statement and will be included in the Company’s definitive proxy statement when it becomes available. INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ SUCH DOCUMENTS WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Shareholders and other investors may access such documents without charge when they become available at the SEC’s web site (www.sec.gov) and on the Company’s web site (www.calmainefoods.com). The Company and its executive officers and directors may be deemed to be participants in the solicitation of proxies from Company shareholders in connection with the foregoing proposals. Information regarding the security ownership and other interests of the Company’s executive officers and directors is included in the Company’s Preliminary Proxy Statement and will be included in the Company’s definitive proxy statement when it is available.
Item 9.01. Financial Statements and Exhibits

(d)    Exhibits:

In accordance with the provisions of Item 601 of Regulation S-K, any Exhibits filed or furnished herewith are set forth below.

Exhibit No.	Description

3.1
Form of Proposed Restated Charter (incorporated herein by reference from Appendix A to the Company’s Preliminary Proxy Statement as filed by the Company with the SEC under cover of Schedule 14A on June 5, 2018)

10.1	Agreement Regarding Common Stock, including Registration Rights Exhibit (attached)

99.1
Amended and Restated Memorandum of Understanding (incorporated herein by reference from Exhibit 3 to Schedule 13D/A dated June 5, 2018 filed by or on behalf of Fred R. Adams, Jr., Jean Morris Adams and Adolphus B. Baker, individually and in other capacities as set forth therein)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                            CAL-MAINE FOODS, INC.

Date June 5, 2018
By: /s/ Timothy A. Dawson
Name: Timothy A. Dawson
Title:    Director, Vice President and Chief Financial Officer

SIGNATURE PAGE TO FORM 8-K

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